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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                                 CHEMICAL BANK
              (Exact name of trustee as specified in its charter)

New York                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

270 Park Avenue
New York, New York                                                        10017
(Address of principal executive offices)                             (Zip Code)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)
                 ---------------------------------------------
                           General Signal Corporation
              (Exact name of obligor as specified in its charter)

New York                                                             16-0445660
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification No.)

High Ridge Park
Stamford, Connecticut                                                     06904
(Address of principal executive offices)                             (Zip Code)

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                             Senior Debt Securities
                      (Title of the indenture securities)
             -----------------------------------------------------


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                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          New York State  Banking  Department,  State  House,  Albany,  New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.










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Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).

           5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17th day of April, 1996.

                                 CHEMICAL BANK

                                                 By  /s/ Andrew M. Deck
                                                     -----------------------
                                                     Andrew M. Deck
                                                     Trust Officer

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                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                                 Chemical Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                       at the close of business  December 31, 1995,  in
             accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                Dollar Amounts
                     ASSETS                                     in Millions


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .............................................      $6,390
     Interest-bearing balances .....................................       2,544
Securities: ........................................................
Held to maturity securities ........................................       3,807
Available for sale securities.......................................      26,522
Federal Funds sold and securities purchased under
     agreements to resell in domestic offices of the
     bank and of its Edge and Agreement subsidiaries,
     and in IBF's:
     Federal funds sold ............................................         750
     Securities purchased under agreements to resell ...............         259
Loans and lease financing receivables:
     Loans and leases, net of unearned income ......  $72,938
     Less: Allowance for loan and lease losses .....    1,917
     Less: Allocated transfer risk reserve .........      104
     Loans and leases, net of unearned income,
     allowance, and reserve .......................................       70,917
Trading Assets ....................................................       27,963
Premises and fixed assets (including capitalized
     leases).......................................................        1,355
Other real estate owned ...........................................           21
Investments in unconsolidated subsidiaries and
     associated companies..........................................          171
Customer's liability to this bank on acceptances
     outstanding ..................................................        1,166
Intangible assets .................................................          433
Other assets ......................................................        4,822
                                                                           -----

TOTAL ASSETS ......................................................     $147,120
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                                  LIABILITIES


Deposits
In domestic offices ................................................     $47,524
Noninterest-bearing .........................   $17,041
Interest-bearing ............................    30,483
                                               --------
In foreign offices, Edge and Agreement subsidiaries,
and IBF's ..........................................................      37,690
Noninterest-bearing .........................$      147
Interest-bearing ............................    37,543
                                               --------

Federal funds  purchased and securities
sold under  agreements to repurchase in
domestic offices of the bank and
     of its Edge and Agreement subsidiaries, and in IBF's
     Federal funds purchased .......................................       9,384
     Securities sold under agreements to repurchase ................       2,166
Demand notes issued to the U.S. Treasury ...........................         741
Trading liabilities ................................................      21,847
Other Borrowed money:
     With original maturity of one year or less ....................       9,669
With original maturity of more than one year .......................         146
Mortgage indebtedness and obligations under capitalized
     leases ........................................................          14
Bank's liability on acceptances executed and outstanding ...........       1,180
Subordinated notes and debentures ..................................       3,411
Other liabilities ..................................................       5,290

TOTAL LIABILITIES ..................................................     139,062
                                                                         -------


                                 EQUITY CAPITAL

Common stock .......................................................         620
Surplus ............................................................       4,665
Undivided profits and capital reserves .............................       3,055
Net unrealized holding gains (Losses)
on available-for-sale securities ...................................       (290)
Cumulative foreign currency translation adjustments ................           8

TOTAL EQUITY CAPITAL ...............................................       8,058
                                                                          ------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
     STOCK AND EQUITY CAPITAL ......................................    $147,120
                                                                      ==========


I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                                    WALTER V. SHIPLEY       )
                                    EDWARD D. MILLER        )DIRECTORS
                                    WILLIAM B. HARRISON     )



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